SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.)


Filed by the Registrant |X|
Filed by a party other than the Registrant |_|

Check the appropriate box:
|X|Preliminary Proxy Statement

        |_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|_|  Definitive Proxy Statement

|_|  Definitive Additional Materials

|_|  Soliciting   Material  Pursuant  to  Section   240.14a-11(c)  or  Section
240.14a-12

                    PROGRESSIVE CAPITAL ACCUMULATION TRUST

               (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
|X| No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11. (1)
    Title of each class of securities to which transaction applies: (2) Aggregate number of securities to which transaction applies: (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): (4) Proposed maximum aggregate value of transaction: (5) Total fee paid:

|_| Fee paid previously with preliminary materials.
    |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

                     PROGRESSIVE CAPITAL ACCUMULATION TRUST
                          579 Pleasant Street, Suite 4
                           Paxton, Massachusetts 01612


                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To be held on ___________, 2005


To the Shareholders of Progressive Capital Accumulation Trust:

      NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Progressive Capital Accumulation Trust (the "Trust"), a Massachusetts business trust, will be held at the offices of the Trust on ____________, 2005 at 10:00 a.m. Eastern Time and any adjournments thereof (collectively the "Special Meeting") for the following purposes:

   1. To consider and vote upon an Amendment to the Trust's Declaration of Trust that would allow the Trust at its option to redeem at net asset value the shares of any shareholder whose account is less than an amount determined by the Trustees to be minimally cost efficient for the Trust to maintain.

   2. To consider and vote upon an Amendment to the Trust's Declaration of Trust that would allow the Trustees to abandon the Trust's registration with the Securities and Exchange Commission when permitted by law or terminate the Trust without a shareholder vote.

   3. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

      The Board of Trustees has fixed the close of business on __________, 2005 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting or any adjournment thereof.


                                          By order of the Board of Trustees


                                          /S/ DAID Y. WILLIAMS
                                          David Y. Williams
                                          Secretary

______________, 2005

                   SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND
                THE SPECIAL MEETING ARE REQUESTED TO COMPLETE,
          DATE AND SIGN THE ACCOMPANYING PROXY CARD AND TO RETURN IT
          IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED
   IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY CARD ARE SET FORTH ON THE INSIDE COVER OF THIS NOTICE. IT IS IMPORTANT THAT
                          PROXIES BE RETURNED PROMPTLY.

                    INSTRUCTIONS FOR EXECUTING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

      1. Individual Accounts: Sign your name exactly as it appears in the Registration on the proxy card.

      2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the Registration on the proxy card.

      3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:


      Registration                             Valid Signature
      ------------------------------------     -------------------------------

      Corporate Accounts

      (1)  ABC Corp.                            ABC Corp.
      (2)  ABC Corp.                            John Doe, Treasurer
      (3)  ABC Corp.
            c/o John Doe, Treasurer             John Doe
      (4)  ABC Corp. Profit Sharing Plan        John Doe, Trustee

      Trust Accounts

      (1)  ABC Trust                            Jane B. Doe, Trustee
      (2)  Jane B. Doe, Trustee
            u/t/d 12/28/78                      Jane B. Doe

      Custodial or Estate Accounts

      (1) John B. Smith, Cust.
            f/b/o John B. Smith, Jr. UGMA       John B. Smith
      (2)  Estate of John B. Smith              John B. Smith, Jr., Executor

                    PROGRESSIVE CAPITAL ACCUMULATION TRUST
                          579 Pleasant Street, Suite 4
                           Paxton, Massachusetts 01612

                             _________________, 2005


Dear Shareholder:

      We are writing to inform you that a special meeting of the shareholders of Progressive Capital Accumulation Trust will be held on _____________, 2005. A Proxy Statement with respect to the meeting accompanies this letter.

      The meeting is being held for the purpose of considering and voting upon Amendments to the Trust's Declaration of Trust that would: (a) permit the Trust at its option to redeem at net asset value the shares of any shareholder whose account is less than an amount determined by the Trustees to be minimally cost efficient for the Trust to maintain; and (b) permit the Trust to abandon its registration with the Securities and Exchange Commission when permitted by law or terminate the Trust without a shareholder vote.

      You are, of course, invited to attend the meeting in person. However, since most mutual fund shareholders generally are unable to attend shareholders' meetings, we ask you to take a few minutes to fill out the enclosed proxy card and indicate your preferences with respect to approving or disapproving the two proposed amendments to the Trust's Declaration of Trust, and your intentions with respect to attending the meeting in person. Even if you plan to attend the meeting it would be wise to execute and return your proxy so that if, at the last moment, you find you are not able to attend, your shares still will be represented.

      We realize that it will take time to read the proxy statement, but your vote is important, so please review it, and sign and return your proxy card in the enclosed pre-addressed envelope. If the Trust does not receive sufficient proxies to achieve a quorum within a reasonable period of time, representatives of the Trust may need to contact the shareholders and request that they vote their shares.

      If you execute a proxy and subsequently wish to change it or to vote your shares in person at the meeting, you may do so any time prior to the recording of the vote at the meeting.

      The Board of Trustees has approved the two proposed amendments and recommends that you vote for this proposal. If you have any questions about this proxy, please call the Trust collect at 508-831-1171.

      Thank you for participating in this important process.


                                Sincerely,


                                /S/ DAVID Y. WILLIAMS
                                David Y. Williams
                                President and Secretary
                                Progressive Capital Accumulation Trust

                    PROGRESSIVE CAPITAL ACCUMULATION TRUST
                          579 Pleasant Street, Suite 4
                           Paxton, Massachusetts 01612


                         SPECIAL MEETING OF SHAREHOLDERS
                             ________________, 2005

                                 PROXY STATEMENT


      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Trustees") of Progressive Capital Accumulation Trust (the "Trust"), for use at a Special Meeting of Shareholders of the Trust to be held at 10:00 a.m. Eastern Time on ______________, 2005 at the offices of the Trust, 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612, and any adjournments thereof (collectively, the "Special Meeting"). A notice of Special Meeting of Shareholders and a proxy card accompany this Proxy Statement. This Proxy Statement and the accompanying proxy card are first being sent or given to shareholders on or about ______________, 2005. In addition to solicitations of proxies by mail, beginning on or about ___________, 2005, proxy solicitations may also be made by telephone, telegraph or personal interviews conducted by officers of the Trust; regular employees of Progressive Investment Management, Incorporated, the Trust's manager (the "Manager"), Cardinal Investment Services, Inc., 579 Pleasant Street, Paxton, Massachusetts 01612, the Trust's administrator, transfer agent and dividend disbursing agent; or other representatives of the Trust. The costs of solicitation and the expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Trust. The Trust's most recent annual and semi-annual report are available to shareholders upon request without charge by writing the Trust at 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612 or calling the Trust collect at 508-831-1171.

      If the enclosed proxy is properly executed and returned in time to be voted at the Special Meeting, the shares of beneficial interest ("Shares") represented by the proxy will be voted in accordance with the instructions marked therein. Each full Share is entitled to one vote and any fractional Share is entitled to a fractional vote. Unless instructions to the contrary are marked on the proxy, it will be voted FOR the matters listed in the accompanying Notice of Special Meeting of Shareholders. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Special Meeting and voting his or her Shares in person, or by submitting a letter of revocation or a later-dated proxy to the Secretary of the Trust at the above address before the date of the Special Meeting.

      The two proposals to be acted on by the shareholders of the Trust are:

1. A proposed Amendment to the Trust's Declaration of Trust that would allow the Trust at its option to redeem at net asset value the shares of any shareholder whose account is less than an amount determined by the Trustees to be minimally cost efficient for the Trust to maintain.

2. A proposed Amendment to the Trust's Declaration of Trust that would allow the Trust to abandon its registration with the Securities and Exchange Commission when permitted by law or terminate the Trust without a shareholder vote.

      The proposed amendments give the Board more flexibility and broader authority to act than is given under the existing Declaration of Trust. This increased flexibility may allow the Board to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Trust to operate in a more efficient and economical manner. While the proposed amendments reduce certain shareholder voting rights, adoption of the amendments will not remove any of the protections of federal law or alter the Trustees' existing fiduciary obligations to act with due care and in the shareholders' best interests. Copies of the proposed amendments are set forth in Exhibits A and B hereto.

      The Trustees do not know of any actions to be considered at the Meeting other than these two proposals. If any other matter is presented, the persons named in the proxy will vote in accordance with their best judgment.

      Under the Trust's Bylaws, a quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding Shares of the Trust entitled to vote at the Special Meeting. In the event that a quorum is not present at the Special Meeting, or in the event that a quorum is present but sufficient votes to approve the proposals are not received, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposal that is the subject of the Special Meeting; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Special Meeting in person or by proxy.

      The Trust must have a quorum of shares represented at the Meeting, in person or by proxy, in order to take action on any matter relating to the Trust. Under the Trust's By-Laws, a quorum is constituted by the presence in person or by proxy of 50 percent of the outstanding shares of the Trust entitled to vote at the Meeting.

      Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining whether a quorum is present with respect to a particular matter. Abstentions and broker non-votes will not, however, be counted as voting on any matter at the Meeting when the voting requirement is based on achieving a percentage of the "voting securities present." If any proposal requires the affirmative vote of the Trust's outstanding shares for approval, a broker non-vote or abstention will have the effect of a vote against the proposal.

      The Board has fixed the close of business on __________, 2005 as the record date (the "Record Date") for the determination of shareholders of the Trust entitled to notice of and to vote at the Special Meeting. At the close of business on the Record Date, _________ Shares of the Trust were outstanding.

      As of July 31, 2005, the officers and Trustees of the Trust as a group beneficially owned 2.26% of the Shares of the Trust. To the Trust's knowledge, the following shareholders own beneficially or of record 5% or more of the outstanding shares of the Trust as of July 31, 2005:

        Name                                Percentage of Shares
       ------                              ----------------------

Sema & Co.                                  5.29%
c/o Swiss American Securities
12 East 49 Street, 41 Floor
New York, NY 10017

Brown Brothers Harriman & Co.               10.41%
525 Washington Blvd.
Jersey City, NJ 07310

Lazard Capital Markets, LLC                 58.22%
30 Rockefeller Plaza
New York, NY 10020



      In order that your Shares may be represented at the Special Meeting, you are requested to:

            - Indicate your instructions on the enclosed proxy card;

            - Date and sign the proxy card;

            - Mail the proxy card promptly in the enclosed envelope, which requires no postage if mailed in the United States; and

            - Allow sufficient time for the proxy card to be received on or before 10 a.m. Eastern Time on _________________, 2005.

                                 PROPOSAL NO. 1

  APPROVAL OF AMENDMENT TO DECLARATION OF TRUST TO PERMIT REDEMPTIONS AT THE
                               OPTION OF THE TRUST



      Section 7.3 of the Trust's Declaration of Trust (the "Charter"), entitled "Redemptions of Small Accounts", currently provides to the Trustees "the power at any time to redeem shares from any shareholder at a redemption price determined in accordance with Section 7.1 hereof if at such time the aggregate net asset value of the shares in such shareholder's account is less than $500.00." This provision was intended to provide the Trustees with the flexibility to determine that it is too costly or inefficient for the Trust to have numerous small shareholder accounts.

      Since the original adoption of the Charter in 1984, the dollar amount threshold at which smaller shareholder accounts become costly and inefficient to maintain has risen substantially; indeed, the Trust currently has many smaller shareholder accounts which exceed $500.00 yet still are inefficient to maintain. Accordingly, the Trustees have approved amending Section 7.3 to grant the Trustees the power to redeem shares of the Trust at net asset value without regard to dollar amount when the Trustees determine it to be necessary and in the best interests of the shareholders to do so to enhance the cost-efficiency of the Trust. On this basis, the Trustees anticipate that the Trust will redeem accounts of $2,500 or less. Attached as Exhibit A is the text of the proposed amendment. Written notice will be given to a shareholder that the value of his account is less than the applicable minimum amount and that he is allowed 30 days to make an appropriate investment before such mandatory redemption is processed.

      The affirmative vote of a majority of the outstanding voting securities of the Trust is required, which means the affirmative vote of the lesser of (a) 67% or more of the outstanding shares present or represented at the meeting, if holders of more than 50% of the outstanding shares of the Trust entitled to vote are present or represented by proxy at the meeting, or (b) more than 50% of the outstanding shares of the Trust entitled to vote. As noted earlier, abstentions and broker "non-votes" will be treated as votes present but not cast and will therefore have the effect of a vote against Proposal 1.

      The Board of Trustees believes that adoption of the proposed amendment is in the best interests of shareholders of the Trust, and unanimously recommends that shareholders vote "FOR" Proposal 1. The persons named in the accompanying proxy will, in the absence of contrary instructions, vote all proxies for this proposal.

                                 PROPOSAL NO. 2

                APPROVAL OF AMENDMENT TO DECLARATION OF TRUST
                 TO ALLOW THE TRUSTEES TO ABANDON THE TRUST'S
           REGISTRATION WITH THE SECURITIES AND EXCHANGE COMMISSION
              OR TERMINATE THE TRUST WITHOUT A SHAREHOLDER VOTE


      During the past six months, the Trustees have been examining various options to reduce the Trust's expense ratios and to increase its asset size. The Trustees recognize that the compliance and other costs involved in operating a relatively small fund such as the Trust have increased dramatically in recent years, and that to remain economically viable and attractive to investors, the Trust must reduce such costs and/or substantially increase the Trust's asset size. Accordingly, the Board has been considering various alternatives for the Trust, including: (1) increasing the size of the Trust through special marketing efforts; (2) operating the Trust as a "private investment company" having fewer than 100 shareholders and thereby abandoning its registration with the Securities and Exchange Commission; and (3) terminating the Trust. Currently, the Trust's Charter does not address any shareholder vote required for option
(2) above, and requires the affirmative vote of two-thirds of the outstanding shares for the Trust to be terminated. Under current applicable state law, no shareholder vote is required for either event to occur at the option of the Board of Trustees.

      The Board has approved amendments to the Charter that reflect this flexibility afforded to them under state law. If the Board should determine that it is advisable in the best interests of shareholders to terminate the Trust because, for example, the Trust's small size made it no longer economically viable, this amendment would allow the Board, consistent with applicable federal law, to terminate the Trust without the need to undertake the costly and lengthy process of a proxy solicitation. Similarly, the Trust may have fewer than 100 shareholders and thereby qualify as a private investment company no longer required to be registered with the Securities and Exchange Commission in accordance with Section 3(c)(1) of the Investment Company Act of 1940, in which case the Trustees could abandon such registration and the time and cost associated therewith without the need for additional shareholder approval for such abandonment.

      The proposed amendments give the Board more flexibility and broader authority to act than is given under the existing Charter. This increased flexibility may allow the Board to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Trust to operate in a more efficient and economical manner. While the proposed amendments reduce certain shareholder voting rights, adoption of the amendments will not remove any of the protections of federal law or alter the Trustees' existing fiduciary obligations to act with due care and in the shareholders' best interests. The text of this proposed amendment is attached as Exhibit B.

      The affirmative vote of a majority of the outstanding voting securities of the Trust is required, which means the affirmative vote of the lesser of (a) 67% or more of the outstanding shares present or represented at the meeting, if holders of more than 50% of the outstanding shares of the Trust entitled to vote are present or represented by proxy at the meeting, or (b) more than 50% of the outstanding shares of the Trust entitled to vote. As noted earlier, abstentions and broker "non-votes" will be treated as votes present but not cast and will therefore have the effect of a vote against Proposal 2.

      The Board of Trustees believes that adoption of the proposed amendment is in the best interests of shareholders of the Trust, and unanimously recommends that shareholders vote "FOR" Proposal 2. The persons named in the accompanying proxy will, in the absence of contrary instructions, vote all proxies for this proposal.



                 ADDITIONAL INFORMATION CONCERNING THE TRUST


Submission of Shareholder Proposals

      The Meeting is a special meeting of shareholders. The Trust is not required to, and does not intend to, hold annual meetings of its shareholders. If such an annual meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal or notice of the proposal, if the shareholder chooses not to include the proposal in the Trust's proxy materials, to the Secretary of the Trust at 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612 within a reasonable time prior to the Trust printing and mailing its proxy materials in accordance with, respectively, Rule 14a-8 or Rule 14a-4(c) under the Securities Exchange Act of 1934.

Shareholders' Request for Special Meeting

      Shareholders holding at least 25% of the Trust's outstanding voting securities (as defined in the 1940 Act) may require the calling of a meeting of the Trust's shareholders for the purpose of voting on the removal of any Trustee. Meetings of the Trust's shareholders for any other purpose will also be called by the Secretary when requested in writing by shareholders holding at least 25% of the Shares then outstanding.



______________, 2005



  IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT
                          EXPECT TO ATTEND THE MEETING
                 ARE THEREFORE URGED TO COMPLETE, SIGN, DATE,
                   AND RETURN THE PROXY AS SOON AS POSSIBLE
                    IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                    PROGRESSIVE CAPITAL ACCUMULATION TRUST

                 THIS SOLICITATION IS BEING MADE ON BEHALF OF
                              THE BOARD OF TRUSTEES

The undersigned, by completing this form, does hereby appoint David Y. Williams, Christopher Y. Williams and Peter K. Blume, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Trust referenced herein (the "Trust") which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Trust to be held at 10:00 a.m. Eastern time on _________, 2005 at the offices of the Trust, 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612 and at any adjournments thereof (the "Meeting").

The shares represented by this proxy will be voted as directed below, or if no direction is indicated, will be voted FOR the proposal listed below. If a proxy is not received from a particular shareholder, then votes attributable to his shares will be allocated in the same ratio as votes for which instructions have been received.

1. To approve or disapprove an Amendment to the    FOR    AGAINST     ABSTAIN
   Trust's Declaration of Trust allowing the
   Trust at its option to redeem at net asset      [ ]      [ ]         [ ]
   value the shares of any shareholder whose account is less than an amount determined by the Trustees to be minimally cost efficient for the Trust to maintain.


2. To approve or disapprove an Amendment to the    FOR    AGAINST    ABSTAIN
   Trust's Declaration of Trust allowing the
   Trustees to abandon the Trust's registration    [ ]      [ ]         [ ]
   with the Securities and Exchange Commission when permitted by law or terminate the Trust without a shareholder vote.



*To withhold authority to vote for one or more of the nominees, write the name(s) of the nominee(s) on the line below:

------------------------------------------------------------------------------


The undersigned, by completing this form, does hereby request that the proxies be authorized to exercise their discretion in voting upon such other business as may properly come before the meeting.


TOTAL VOTES (EQUIVALENT SHARES) AS SHOWN BELOW

PLEASE VOTE, DATE, SIGN EXACTLY AS YOUR NAME APPEARS BELOW AND RETURN THIS FORM IN THE ENCLOSED SELF-ADDRESSED ENVELOPE TO:

                     PROGRESSIVE CAPITAL ACCUMULATION TRUST
                     c/o Cardinal Investment Services, Inc.
                          579 Pleasant Street, Suite 4
                           Paxton, Massachusetts 01612

IF JOINT OWNERS, EITHER MAY SIGN THIS PROXY. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title.

NOTE: The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement, and revokes any proxy heretofore given with respect to the votes covered by this proxy.



Dated _______________________, 2005 _________________________________________
                                    Signature(s)


Account No. xx-xxxx-xx              _________________________________________
Shares of Record xxx,xxx.xxx        Title(s), if applicable

                                    EXHIBIT A

                        AMENDMENT TO DECLARATION OF TRUST
                                  (Proposal 1)




Section 7.3. Redemptions of Small Accounts. The Trustees shall have the
--------------------------------------------

power at any time to redeem Shares from any Shareholder at a redemption price determined in accordance with Section 7.1 hereof if at such time the aggregate net asset value of the Shares in such Shareholders's account is less than an amount determined by the Trustees to be minimally cost-efficient
          -------------------------------------------------------------------

for the Trust to maintain; provided, however, that no such redemption shall
-------------------------- ================================================

be made if the value of the account declined below $500.00 solely as a result
==============================================================================

of market activity. A Shareholder will be notified that the value of his
==================

account is less than such minimum amount and allowed thirty (30) days to make an additional investment sufficient to increase the net asset value of Shares in such Shareholder's account to not less than that amount before the redemption is processed.


                                 ----- = addition

                                 ===== = deletion

                                    EXHIBIT B

                        AMENDMENT TO DECLARATION OF TRUST
                                (Proposal No. 2)



Section 9.2. Termination of Trust. (a) The Trust may be terminated upon
----------------------------------
the recommendation of a majority of the Trustees. , subject to approval by
                                                   =========================
the affirmative vote of a "majority of the outstanding voting securities" of
=============================================================================

the Trust, as the quoted phrase is defined in the 1940 Act, taken by Single
===========================================================================

Class Voting at a meeting of Shareholders or by such greater vote of
====================================================================

Shareholders as may be established by the Trustees with respect to any Series
==============================================================================

of Shares.
==========

Section 9.6. Abandonment of Registration. The Trustees shall have the
---------------------------------------------------------------------

power without vote of the Shareholders to cause the abandonment or withdrawal
-----------------------------------------------------------------------------
of the Trust's registration with the Securities and Exchange Commission in
----------------------------------------------------------------------------

the event the Trust becomes eligible for such abandonment or withdrawal of
---------------------------------------------------------------------------

registration pursuant to applicable provisions of the 1940 Act.
---------------------------------------------------------------


                                 ----- = Addition

                                 ===== = Deletion